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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                               September 29, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                     WARNER CHILCOTT PUBLIC LIMITED COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)






       IRELAND                         005-52501         NOT APPLICABLE
(STATE OR OTHER JURISDICTION       (COMMISSION FILE      (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)      NUMBER)          IDENTIFICATION NO.)

                          LINCOLN HOUSE, LINCOLN PLACE,
                                DUBLIN 2,IRELAND
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




                                 353-1-662-4962
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)
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Item 1.   Changes in Control of the Registrant

            On September 29, 2000, Galen Holdings PLC ("Galen"), a company organized under the laws of Northern Ireland, acquired all of the outstanding shares of Warner Chilcott Public Limited Company (the "Company") pursuant to a Scheme of Arrangement (the "Scheme") approved by the shareholders of the Company on September 4, 2000 and the High Court of the Republic of Ireland on September 27, 2000. The Scheme became effective on September 29, 2000. Pursuant to the Scheme, the holders of the issued ordinary shares of the Company are each receiving 2.5 ordinary shares of Galen for each ordinary share of the Company held by them. Additionally, the holders of the Company's Deferred Shares are receiving a single ordinary share of Galen, which will be held jointly between them.

            The executive management of the combined entity, which will be continue to be called Galen Holdings PLC, will consist of two members each from Galen and Warner Chilcott. Dr. John King will be Chairman of the Board, Roger Boissonneault will be Chief Executive Officer, Geoffrey Elliott will be Chief Financial Officer and Paul Heredeen will be Executive Vice President and Director of Business Development. All four executives will serve on the Board of Directors. Mr. James Andress, formerly President and Chief Executive Officer of the Company, is retiring in connection with the transaction. Arrangements made with Messrs. Boissenneault, Herendeen and Andress in connection with the transaction are described in the proxy statement of the Company with respect to the Scheme dated August 8, 2000 (Commission File No. 000-29364) (the "Proxy Statement") under the caption "Interests of Warner Chilcott's Executive
Officers and Directors in the Transaction -- Galen's Arrangements With
Directors and Executive Officers of Warner Chilcott". The description of the arrangements made with Messrs. Boissenneault, Herendeen and Andress contained in the Proxy Statement are incorporated herein by reference.

            THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. READERS ARE REFERRED TO ALL DOCUMENTS FILED BY WARNER CHILCOTT WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY
FORWARD-LOOKING STATEMENTS.

Item 7. Exhibits

             2.1 Transaction Agreement by and between Galen Holdings plc and
                 Warner Chilcott, plc, dated May 4, 2000.[Incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K(Commission File No. 000-29364) dated May 4, 2000, filed by Warner Chilcott, plc.]

            99.1 Press release of Warner Chilcott, plc, dated September 27, 2000 announcing among other things the approval by the Higher Court of the Republic of Ireland the Scheme.





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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, HEREUNTO DULY AUTHORIZED.

                                    WARNER CHILCOTT PUBLIC LIMITED COMPANY

Date September 29, 2000          By: /s/      PAUL S. HERENDEEN
                                        ---------------------------------------
                                          Paul S. Herendeen
                                          Executive Vice President and Chief
                                          Financial Officer